UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
August 27, 2008
Dean Foods Company
(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
2515 McKinney Avenue, Suite 1200
Dallas, TX 75201
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (214) 303-3400
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 27, 2008, the Board of Directors of Dean Foods Company (the “Company”) adopted amended and restated bylaws (the “Bylaws”). The amendments to such Bylaws are described below.
     Article II, Section 3 of the Bylaws was amended to provide that notice of any business to be brought before an annual meeting by a stockholder must be delivered to the Company’s Secretary not earlier than the 120th day nor later than 5:00 P.M., Central Time, on the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting. The former bylaws provided that notice should be received by the Secretary of the Company no later than March 1 of any calendar year; or if less than 35 days’ notice of an annual meeting of stockholders was given by the Company, such notice should be delivered to the Secretary not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. In addition, the advance notice provisions were amended to require a stockholder to include the following additional information in the notice to the Company: (i) a brief description of, and reasons for, the business to be brought before the annual meeting; (ii) the name and address of the stockholder, and of any holder of record of the stockholder’s shares as they appear on the Company’s books; (iii) the class and number of shares of the Company which are owned by the stockholder or holder of record, and a representation that the stockholder will notify the Company in writing of the class and number of such shares owned of record and beneficially as of the record date; (iv) any material interest of the stockholder in such business; (v) a description of any agreement, arrangement or understanding with respect to such business between or among the stockholder and any of its affiliates or associates, and a representation that the stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date; (vi) a description of any stockholder agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice, and a representation that the stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting; and (vii) a representation that the stockholder is a holder of record or beneficial owner of shares of the Company entitled to vote at the annual meeting and shall remain such through the meeting date, and intends to appear in person or by proxy at the meeting to propose such business.
     Article II, Section 3 of the Bylaws was also amended to clarify that the advance notice provisions are separate from, and in addition to, those proposals governed by Rule 14a – 8 of the Exchange Act of 1934, as amended (the “Exchange Act”). Finally, Article II Section 3 of the Bylaws was amended to provide an additional requirement that any business submitted by a stockholder shall not be considered at an annual meeting at which the stockholder or a qualified representative of the stockholder does not appear to present such business.
     Article II, Section 12 of the Bylaws was amended to provide that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing in lieu of a meeting of such stockholders. The previous bylaws allowed stockholders to act by written consent.
     Article III, Section 6 of the Bylaws was amended to provide that notice of any nomination for election of a director at a stockholder meeting made by a stockholder must be delivered to the Company’s Secretary (i) in the case of an annual meeting, not earlier than the 120th day nor later than 5:00 P.M., Central Time, on the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting; or (ii) in the case of a special meeting at which the Board of Directors gives notice that directors are to be elected, not earlier than the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date such special meeting is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement of the date of the meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is first made. The former bylaws provided that notice should be received by the Secretary of the Company (x) in the case of an annual meeting of stockholders, no later than March 1 of any calendar year, or if less than 35 days’ notice of an annual meeting of stockholders was given by the Company, such notice should be delivered to the Secretary not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed; or, (y) in the case of a special meeting of stockholders, received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever came first.
     Article III, Section 6 of the Bylaws was also amended to provide that the following information with respect to at stockholder proposing a director nominee shall be provided by the stockholder in the written notice: (i) the name and address of the stockholder, and of any holder of record of the stockholder’s shares as they appear on the Company’s books; (ii) the class and number of shares of the Company which are owned by the stockholder and any holder of record, and a representation that the stockholder will notify the Company in writing of the class and number of such shares owned of record and beneficially as of the record date; (iii) a description of any agreement, arrangement or understanding with respect to such nomination between or among the stockholder and any of its affiliates or associates or the nominee, and a representation that the stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date; (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice, and a representation that the stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date; and (v) a representation that the stockholder is a holder of record or beneficial owner of shares of the Company entitled to vote at the meeting and shall remain such through the meeting date, and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice.
     Article III, Section 6 of the Bylaws was also amended to clarify that the advance notice provisions are separate from, and in addition to, those proposals governed by Rule 14a – 8 of the Exchange Act. Finally, Article III Section 6 of the Bylaws was amended to provide an additional requirement that any nomination for director submitted by a stockholder shall not be considered at a meeting at which the stockholder or a qualified representative of the stockholder does not appear to present such nomination.
     The Bylaws were amended to add a new Article X providing indemnification provisions. Prior to the revision, the Company provided indemnification only pursuant to its Articles of Incorporation. The indemnification provisions provide for indemnification rights for a person who was or is made party to a proceeding by reason of the fact that the person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another company, and provides that an indemnitee may file suit against the Company in certain situations. The indemnification provisions mirror those set forth in the Company’s Articles of Incorporation, except that the Bylaws have an added provision stating that any repeal or modification of the indemnification provisions will not adversely affect any right or protection of any person with respect to any act or omission occurring prior to or at the time of such repeal or modification.
     In addition to the amendments described above, the Bylaws were amended to clarify language and to make various technical corrections and non-substantive changes. The foregoing description is qualified entirely by reference to the Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
3.1	Amended and Restated Bylaws of Dean Foods Company, as adopted on August 27, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2008	DEAN FOODS COMPANY

	By:	/s/ Steven J. Kemps

Steven J. Kemps
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Dean Foods Company, as adopted on August 27, 2008.